SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2002

FAN ENERGY INC.
(Exact name of registrant as specified in its charter)

                                                      Nevada                                     000-31079                                                             77-0140428
                                  (State or other jurisdiction              (Commission File Number)                             (IRS Employer Identification No.)
                                   of incorporation)

668 N. 44th Street, Suite 248
Phoenix, Arizona 85008
(Address of principal executive offices)

(602) 267-7500
(Registrant’s telephone number, including area code)

ITEM 5.      OTHER EVENTS

        On June 28, 2001, the Board of Directors of Registrant, in accordance with N.R.S. 78-207, adopted resolutions to increase the number of authorized shares of the corporation’s $.001 par value common stock from 6,333,334 shares to 59,256,573 shares and correspondingly increase the number of issued and outstanding shares of such class held by each common stockholder of record as of the close of business on June 28,2002 (the “Effective Date”). The following information relates to the increase in number of authorized shares and the forward stock split to be effected:

        (a) and (b) The number of authorized shares and the par value of each class and series before and after the change hereby effected:

                                                                                                                     Before Change                                  After Change

Common Stock, $.001 Par Value                                                                     6,333,334                                       59,256,573
Preferred Stock, $.001 Par Value                                                                     5,000,000                                         5,000,000

        (c) The number of shares of common stock to be issued after the change in exchange for each issued share of common stock prior to the change:

                                                                                                                     Before Change                                  After Change

Each share...............................                                                                                       1                                                         9.3563 (1)
All outstanding shares............                                                                         4,804,862                                         44,955,730

     (1) See item (d) below.

        (d) The provisions for the issuance of fractional shares shall be as follows:

Fractional shares which would otherwise be beneficially held by any stockholder as a result of the reverse stock split shall each be rounded up to the next highest whole number of shares and therefore no fractional shares shall be issued as a result of the reverse stock split. The number above does not reflect the effect of this rounding.

        (e) Approval of stockholders was not required.

        (f) The Effective Date for the change shall be the close of business on June 28, 2002.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

        The following exhibit is filed as a part of this report.

                 Exhibit 3(i)1      Certificate of Change in Number of Authorized Shares of Common Stock

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                       FAN ENERGY INC.

Date:         July 2, 2002                                                              By: /s/ Peter Jacobs
                                                                                                              Peter Jacobs, President